                                                                  EXHIBIT 10.23







                              NEW GRANCARE, INC.
                      1996 REPLACEMENT STOCK OPTION PLAN

                              NEW GRANCARE, INC.
                      1996 REPLACEMENT STOCK OPTION PLAN

                               TABLE OF CONTENTS
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SECTION 1  DEFINITIONS.......................................................  1
     1.1   Definitions.......................................................  1

SECTION 2  THE REPLACEMENT PLAN..............................................  4
     2.1   Purpose of the Plan...............................................  4
     2.2   Stock Subject to the Plan.........................................  4
     2.3   Administration of the Plan........................................  4
     2.4   Eligibility and Limits............................................  4

SECTION 3  TERMS OF SUPPLEMENTAL OPTIONS.....................................  4
     3.1   Number of Shares..................................................  4
     3.2   Option Price......................................................  5
     3.3   Option Term.......................................................  5
     3.4   Payment...........................................................  5
     3.5   Conditions to the Exercise of an Option...........................  5
     3.6   Termination of Supplemental Employee Option.......................  6
     3.7   Effect of Termination for Misconduct on Option
           Supplemental Employee.............................................  6
     3.8   Effect of Cessation of Board Service on
           Supplemental Director Option......................................  6
     3.9   Special Provisions for Certain Substitute Options.................  7
     3.10  Tender Offer......................................................  7

SECTION 4  GENERAL PROVISIONS................................................  7
     4.1   Withholding.......................................................  7
     4.2   Changes in Capitalization; Merger; Liquidation....................  8
     4.3   Right to Terminate Employment.....................................  9
     4.4   Non-alienation of Benefits........................................  9
     4.5   Listing and Legal Compliance......................................  9
     4.6   Termination and Amendment of the Plan.............................  9
     4.7   Choice of Law.....................................................  9

                              NEW GRANCARE, INC.
                      1996 REPLACEMENT STOCK OPTION PLAN


                            SECTION 1  DEFINITIONS

     1.1  Definitions.  Whenever used herein, the masculine pronoun shall be
          -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Affiliate" means (a) an entity that directly or through one or
               ---------
more intermediaries is controlled by the Company, and (b) any entity in which the Company has a significant equity interest, as determined by the Company.

          (b) "Board of Directors" means the board of directors of the Company.
               ------------------

          (c) "Board Member Participant" means a Participant who received
               ------------------------
Director Options in his or her capacity as a director of GranCare, Inc.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means the Management Compensation Committee appointed
               ---------
by the Board of Directors to administer the Plan. The Committee shall consist of at least two members of the Board of Directors each of whom shall be an "outside director," as defined in Treas. Reg. (S) 1.162-27(e)(3) as promulgated by the Internal Revenue Service.

          (f) "Company" means New GranCare, Inc., a Delaware corporation.
               -------

          (g) "Company Stock" means the New GranCare, Inc. common stock, par
               -------------
value $0.001 per share.

          (h) "Director Options" means options to purchase GranCare Common Stock
               ----------------
issued to non-employee directors of GranCare, Inc. in connection with them serving as non-employee directors of GranCare, Inc. and outstanding as of the Distribution Record Date.

          (i) "Disability" has the same meaning as provided in the long-term
               ----------
disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to a Supplemental Option, Disability shall mean that condition described in Code
Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Committee and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (j) "Distribution" means the distribution by GranCare, Inc. to its
               ------------
shareholders of all the issued and outstanding shares of the Company.

          (k) "Distribution Record Date" means the date established by the board
               ------------------------
of directors of GranCare, Inc. for determining shareholders of record entitled to receive Company Stock in connection with the Distribution.

          (l) "Employee Options" means options granted to employees of GranCare,
               ----------------
Inc. and its Affiliates (other than non-employee directors) issued and outstanding as of the Distribution Record Date.

          (m) "Employee Participant" means a Participant who received grants of
               --------------------
Employee Options as an employee of GranCare, Inc. or one of its subsidiaries.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended from time to time.

          (o) "Fair Market Value"  is determined in accordance with the
               -----------------
following provisions:

              (i) If the Company Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Company Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

              (ii) If the Company Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Company Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Company Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (p) "GranCare, Inc." means GranCare, Inc., a California corporation
               --------------
and predecessor parent of the Company.

          (q) "GranCare Common Stock" means the common stock of GranCare, Inc.,
               ---------------------
without par value, issued and outstanding on the Distribution Record Date.

          (r) "Participant" means an individual who receives a Supplemental
               -----------
Option hereunder.

          (s) "Plan" means the New GranCare, Inc. 1996 Replacement Stock Option
               ----
Plan.

          (t) "Stock Option Agreement" means an agreement between the Company
               ----------------------
and a Participant or other documentation evidencing an award of a Supplemental Option.

          (u) "Subsidiary" means any corporation (other than the Company) in an
               ----------
unbroken chain of corporations beginning with the Company if, with respect to Supplemental Options, at the time of the granting of the Supplemental Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (v) "Supplemental Option" means collectively, Supplemental Employee
               -------------------
Options and Supplemental Director Options.

          (w) "Supplemental Director Option" means a Supplemental Option granted
               ----------------------------
to a Board Member Participant in the Plan in connection with a Director Option.

          (x) "Supplemental Employee Option" means a Supplemental Option granted
               ----------------------------
to an Employee Participant in the Plan in connection with an Employee Option.

          (y) "Tender Offer" means  a change in control of the Company effected
               ------------
through the following transaction:

          - any "person" (as such term is used in Section 13 (d) and 14 (d) of the Exchange Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or (ii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company possessing thirty percent (30%) or more of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board of Directors does not recommend such shareholders to accept; and
                                                                  ---

          - more than fifty percent (50 %) of the acquired securities are accepted from holders other than the officers and directors of the Company subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

          (z) "Tender Offer Price" means  the greater of (i) the Fair Market
               ------------------
Value per share of Company Stock on the date the option is surrendered to the Company in connection with the Tender Offer or (ii) the highest reported price per share of Company Stock paid in effecting such Tender Offer. However, if the surrendered option was issued to supplement an incentive stock option, as defined in Code Section 422(b), the Tender Offer Price shall not exceed the clause (i) price per share.


                        SECTION 2  THE REPLACEMENT PLAN

     2.1  Purpose of the Plan.  The Plan is intended to provide Supplemental
          -------------------
Options to individuals who held options for GranCare, Inc. Common Stock, including options issued under the GranCare, Inc. 1994 Stock Option/Stock Issuance Plan (as amended and restated effective January 1, 1996), the GranCare, Inc. 1991 Amended and Restated Stock Incentive Plan (amended and restated as of April 28, 1992), the CompuPharm Non-Qualified Plan, the National Heritage Inc. 1993 Incentive Compensation Plan and the GranCare, Inc. 1996 Outside Directors Stock Incentive Plan to maintain the optionholders relative economic position following the Distribution.

     2.2  Stock Subject to the Plan.  Subject to adjustment in accordance with
          -------------------------
Section 4.2, 2,355,250 shares of Company Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Supplemental Options. At no time shall the Company have outstanding Supplemental Options subject to
Section 16 of the Exchange Act and shares of Company Stock issued in respect of Supplemental Options in excess of the Maximum Plan Shares.

     2.3  Administration of the Plan.  The Plan shall be administered by the
          --------------------------
Committee. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     2.4  Eligibility and Limits.  Supplemental Employee Options shall be
          ----------------------
granted only to those employees or former employees of GranCare, Inc. or its subsidiaries who hold Employee Options on the Distribution Record Date. Supplemental Director Options shall be granted only to those members or former members of the Board of Directors of GranCare, Inc. who hold Director Options on the Distribution Record Date.

                    SECTION 3  TERMS OF SUPPLEMENTAL OPTIONS

     3.1  Number of Shares.  Each Supplemental Option granted under the Plan
          ----------------
shall be evidenced by a Stock Option Agreement. All Supplemental Options shall be non-qualified stock options. As a consequence of the Distribution, each holder of a Director Option or an Employee Option will receive a Supplemental Director Option or a Supplemental Employee Option, as the case may be, to purchase an equal number of shares of Company Stock as the number of shares of GranCare, Inc. Common Stock that were subject to the Director Option or the Employee Option for which it was granted and as to which the Director Option or Employee Option had not been exercised or had not expired.

     3.2  Option Price.  Subject to adjustment in accordance with Section 4.2
          ------------
and the other provisions of this Section 3, the exercise price (the "Exercise Price") per share will be equal to 38.9% of the exercise price of the Director Option or Employee Option for which it is granted.

     3.3  Option Term.  A Supplemental Option granted to a Participant shall not
          -----------
be exercisable after the expiration of ten (10) years after the date the corresponding Director Option or Employee Option was granted, unless such Supplemental Director Option or Supplemental Employee Option expires sooner in accordance with Sections 3.6, 3.7 or 3.8 herein.

     3.4  Payment.  Payment for all shares of Company Stock purchased pursuant
          -------
to exercise of a Supplemental Option shall be made:

          (i)    in cash or check made payable to the Company;

          (ii) by delivery to the Company of a number of shares of Company Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Supplemental Option on the date of delivery;

          (iii) in a combination of a number of shares of Company Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Supplemental Option on the date of delivery and cash or check made payable to the Company;

          (iv)   in a cashless exercise through a broker.

Payment shall be made at the time that the Supplemental Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of a Supplemental Option, as such, shall have none of the rights of a stockholder.

     3.5  Conditions to the Exercise of an Option.  All Supplemental Options are
          ---------------------------------------
fully vested and exercisable during their term. During the lifetime of the Participant, the Supplemental Option shall be exercisable only by the Participant and shall not be assignable or transferable other than a transfer of a Supplemental Option effected by will or by laws of descent and distribution following the Participant's death.

     3.6  Termination of Supplemental Employee Option.  In the event of
          -------------------------------------------
termination of employment of an Employee Participant, the Supplemental Employee Option or portion thereof held by the Employee Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Section 3.6, termination of employment of the Participant shall not be deemed to have occurred if the Employee Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the stock option of the Employee Participant. Under the Plan, employment by GranCare, Inc. or its successor or their Subsidiaries shall be deemed employment by the Company for purposes of determining whether an Employee Participant has terminated employment. In the event an Employee Participant terminates employment with GranCare, Inc. prior to the Distribution Record Date yet still holds valid Employee Options, the date of termination of employment with GranCare, Inc. by the Employee Participant shall be deemed the date of termination for purposes of this Plan.

     3.7  Effect of Termination for Misconduct on Supplemental Employee Options.
          ---------------------------------------------------------------------
Should (i) the Employee Participant's service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Employee Participant make any unauthorized use or disclosure of information or trade secrets of the Company or its Subsidiaries, then in any event all outstanding Supplemental Employee Options held by the Employee Participant under this Plan shall terminate immediately and cease to remain outstanding.

     3.8  Effect of Cessation of Board Service on Supplemental Director Options.
          ---------------------------------------------------------------------
Should a Board Member Participant who holds Supplemental Director Options under the Plan:

     (a) cease to serve as a member of the Board of Directors for any reason (other than death or disability) while holding Supplemental Director Options, the Board Member Participant shall have a six (6) month period following the date of cessation from service as a member of the Board of Directors in which to exercise each such option from any and all of the Supplemental Director Options,

     (b) die within six (6) months of cessation of service as a member of the Board of Directors, then any Supplemental Director Option held at the time of death may subsequently be exercised, before the expiration of the twelve (12) month period measured from the time of the Board Member Participant's death, by the personal representative of the Board Member Participant's estate or to whom the Supplemental Director Option is transferred pursuant to the Board Member Participant's will or in accordance with the laws of descent, and distribution, or

     (c) die or become Disabled while serving as a member of the Board of Directors, then the representative of the Board Member Participant's estate or the person or persons to whom the Supplemental Employee Option is transferred shall have a twelve (12) month period following the date of the Board Member Participant's cessation of service as a member of the Board of Directors in which to exercise such Supplemental Director Option.

Under the Plan, service as a member of the board of directors of GranCare, Inc. or its successor shall be deemed service as a Member of the Board of Directors. In the event a Board Member Participant ceased to serve as a member of the board of directors of GranCare, Inc. prior to the Distribution Record Date yet still holds outstanding Director Options, the date the Board Member Participant ceased to serve as a member of the board of directors of GranCare, Inc. shall be deemed the date of cessation of service as a member of the Board of Directors for purposes of this Plan.

     3.9  Special Provisions for Certain Substitute Options.  Notwithstanding
          -------------------------------------------------
anything to the contrary in Section 3, any Supplemental Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Supplemental Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.10 Tender Offer.  Upon the occurrence of a Tender Offer, a Board Member
          ------------
Participant who holds Supplemental Director Options shall have a thirty (30) day period in which to surrender to the Company each Supplemental Director Option held by him or her for a period of a least six (6) months. The Board Member Participant shall in return he entitled to a cash distribution from the Company in an amount equal to the excess of (i) Tender Offer Price of the shares of Company Stock at the time subject to the surrendered Supplemental Director Option over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the Supplemental Director Option to the Company. Neither the approval of the Committee nor the consent of the Board of Directors shall be required in connection with such Supplemental Director Option surrender and cash distribution. The shares of Company Stock subject to each option surrendered in connection with the Tender Offer shall not be available for subsequent issuance under the Plan.

                         SECTION 4  GENERAL PROVISIONS

     4.1  Withholding.  The Company shall deduct from all cash distributions
          -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Company Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, or, if the applicable Stock Option Agreement provides, a Participant may elect to have the number of shares of Company Stock he is to receive reduced by the smallest number of whole shares of Company Stock which, when multiplied by the Fair Market Value of the shares of Company Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Supplemental Option (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b)  Any Withholding Election made will be irrevocable except on six
(6) months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     4.2  Changes in Capitalization; Merger; Liquidation.
          ----------------------------------------------

          (a) The number of shares of Company Stock reserved for the grant of Supplemental Options; the number of shares of Company Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Supplemental Option; the Exercise Price of each outstanding Supplemental Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Company Stock to holders of outstanding shares of Company Stock or any other increase or decrease in the number of shares of Company Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Company Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards.

          (c) The existence of the Plan and the Supplemental Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Company Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     4.3  Right to Terminate Employment.  Nothing in the Plan or in any
          -----------------------------
Supplemental Option shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment at any time.

     4.4  Non-alienation of Benefits.  Other than as specifically provided with
          --------------------------
regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     4.5  Listing and Legal Compliance.  The Committee may suspend the exercise
          ----------------------------
or payment of any Supplemental Option so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

     4.6  Termination and Amendment of the Plan.  The Board of Directors at any
          -------------------------------------
time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Supplemental Option shall adversely affect the rights of the Participant under such Supplemental Option.

     4.7  Choice of Law.  The laws of the State of Delaware shall govern the
          -------------
Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.


                                        NEW GRANCARE, INC.


                                        By: _______________________________

                                        Title: ____________________________

ATTEST:

_______________________________

Title: ________________________

       [CORPORATE SEAL]